WILSHIRE MUTUAL FUNDS, INC.

(the “Company”)

Investment and Institutional Class Shares

of

Large Company Growth Portfolio

Large Company Value Portfolio

Small Company Growth Portfolio

Small Company Value Portfolio

Dow Jones Wilshire 5000 Indexsm Portfolio

Wilshire Large Cap Core 130/30 Fund

Supplement dated June 9, 2008 to the prospectus of the portfolios listed above dated

May 1, 2008 (the “Prospectus”)

This supplement information replaces and supersedes any contrary information contained in the Prospectus.

The following information modifies the information contained under the “HOW TO EXCHANGE PORTFOLIO SHARES” section on page 43 of the Prospectus.

Exchanges are no longer allowed between shares of a Portfolio and shares of the American Advantage Money Market Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS OF THE COMPANY

FOR FUTURE REFERENCE.